                                                                    Exhibit 10.1

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                                              1. THIS CONTRACT IS A RATED ORDER              RATING               PAGE OF
     SOLICITATION, OFFER AND AWARD               UNDER DPAS (15 CFR 350)         >                                  1     21 PAGES

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2. CONTRACT NO.          3. SOLICITATION NO.            4. TYPE OF SOLICITATIONS       5. DATE ISSUED      6. REQUISITION/PURCHASE
                                                           [ ] SEALED BID (IFB)        11 SEP 98              NO.
    N00140-98-D-2139        N00140-98-R-2139               [ ] NEGOTIATED (RFP)                               MIPRST98891D49
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7. ISSUED BY                           CODE   N00140          8. ADDRESS OFFER TO (If other than Item 7)
                                            -----------
 FISC NORFOLK DETACHMENT PHILADELPHIA                                    Same as Block #7
 700 ROBBINS AVENUE, BLDG. 2B
 PHILADELPHIA, PA 19111-5083
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NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
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                                                            SOLICITATION
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9. Sealed offers in original and ___ copies for furnishing the supplies or services in the Schedule will be received at the place
   specified in Item 8, or handcarried, in the depository located in ______________ until        local time               .
                                                                                          ------            --------------
                                                                                          (Hour)                (Date)

CAUTION - LATE Submissions, Modifications and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms and conditions contained in this solicitation.
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10. FOR INFORMATION        A. NAME                                          B. TELEPHONE NO. (Include area code) (NO COLLECT CALLS)
        CALL:        >        GUY GOSS                                              DSN 442-9662
                             CODE 02P2A                                            (215) 697-9662
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                                                       11. TABLE OF CONTENTS
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[x]  SEC.           DESCRIPTION                  PAGE(S)   [x]  SEC.           DESCRIPTION                                 PAGE(S)
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               PART I - THE SCHEDULE                                      PART II - CONTRACT CLAUSES
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 X    A   SOLICITATION/CONTRACT FORM                1       X    I   CONTRACT CLAUSES                                        19
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 X    B   SUPPLIES OR SERVICES AND PRICE/COSTS      2      PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
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 X    C   DESCRIPTION/SPECS./WORK STATEMENT        11            J   LIST OF ATTACHMENTS
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 X    D   PACKAGING AND MARKING                    12               PART IV - REPRESENTATIONS AND INSTRUCTIONS
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 X    E   INSPECTION AND ACCEPTANCE                12                REPRESENTATIONS, CERTIFICATIONS AND
----------------------------------------------------------       K   OTHER STATEMENTS OF OFFERORS
 X    F   DELIVERIES OR PERFORMANCE                12
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 X    G   CONTRACT ADMINISTRATION DATA             13            L   INSTRS., CONDS., AND NOTICES TO OFFERORS
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 X    H   SPECIAL CONTRACT REQUIREMENTS            16            M   EVALUATION FACTORS FOR AWARD
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                                             OFFER (Must be fully completed by offeror)
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NOTE: Item 12 does not apply if the solicitation includes the provisions at 42.214-16, Minimum Bid Acceptance Period.
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12. In compliance with the above, the undersigned agrees, if this offer is accepted within __ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price shown opposite each item, delivered at the designated point(s), within the time specified in the schedule.
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13. DISCOUNT FOR PROMPT PAYMENT           10 CALENDAR DAYS        20 CALENDAR DAYS        30 CALENDAR DAYS           CALENDAR DAYS
    (See Section I, Clause No. 52-232-8)                 %                       %                      0%                 --
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14. ACKNOWLEDGEMENT OF AMENDMENTS                 AMENDMENT NO.             DATE            AMENDMENT NO.             DATE
    (The offeror acknowledges receipt     -----------------------------------------------------------------------------------------
    of amendments to the SOLICITATION
    for and related documents    -----------------------------------------------------------------------------------------
    numbered and dated:
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15A. NAME            CODE             FACILITY                     16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN
     AND                  ----------           ----------              OFFER (Type or print)
     ADDRESS     BEYOND.COM
     OF          1195 WEST FREMONT AVENUE                              KENDALL M. FARGO
     OFFEROR     SUNNYVALE, CA 94087                                   V.P. OF GOVERNMENT SALES
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15B. TELEPHONE NO. (Include area          15C. CHECK IF REMITTANCE ADDRESS            17. SIGNATURE                 18. OFFER DATE
     code)                             [ ]     IS DIFFERENT FROM ABOVE - ENTER            /s/ KENDALL M. FARGO            9/10/98
     (408) 616-4216                            SUCH ADDRESS IN SCHEDULE.
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                                               AWARD (To be completed by Government)
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19. ACCEPTED AS TO ITEMS NUMBERED         20. AMOUNT                        21. ACCOUNTING AND APPROPRIATION

---------------------------------------------------------------------------     SEE SECTION H
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-                   -------------------------------------------------------
    TION:                                                                   23. SUBMIT INVOICES TO ADDRESS SHOWN IN   > ITEM
[ ] 10 U.S.C. 2304  (c)(     )   [ ] 41 U.S.C. 253(c)(     )                    (4 copies unless otherwise specified) SEE SECTION G
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24. ADMINISTERED BY (If other than Item 7)     CODE  50507A                 25. PAYMENT WILL BE MADE BY           CODE
                                                    -----------                 DTAS-COLUMBUS CENTER                   -----------
    DCMAO SAN FRANCISCO                                                         DFAS-CO-JWV-VAN NUYS DIVISION
    1265 BORREGAS AVENUE                                                        P.O. BOX 182157
    SUNNYVALE, CA 94089                                                         COLUMBUS, OH 43218-2157
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26. NAME OF CONTRACTING OFFICER (Type or print)                                  27. UNITED STATES OF AMERICA       28. AWARD DATE
    J. J. SWIZEWSKI                                                                                                     9/18/98
                                                                                 (Signature of Contracting Officer)
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IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
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NSN 7540-01-152-8064                                                                                   STANDARD FORM 33 (REV. 4-85)
PREVIOUS EDITION NOT USABLE                                                                            Prescribed by GSA
                                                                                                       FAR (48 CFR) 53.214(c)

N00140-98-D-2139                                                         PAGE 2


SECTION B SCHEDULE OF SUPPLIES/SERVICES AND PRICES

LOT I (BASE YEAR)

                                                                 Unit                   Total
CLIN      Description                       Qty        Unit      Price                  Price
----      -----------                       ---        ----      -----                  -----
0001     Microsoft Office Maintenance         1        Lot       $798,250.00        $ 798,250.00

0001AA   Microsoft Office Standard        2,000        EA         NSP*                   NSP
         License Maintenance

0001AB   Microsoft Office Professional    3,375        EA         NSP                    NSP
         License Maintenance

0001AB   Microsoft Windows 32-bit OS      3,375        EA         NSP                    NSP
         License Maintenance

0001AD   Microsoft BackOffice Client      5,375        EA         NSP                    NSP
         License Maintenance

0002     Microsoft Project License        1,100        EA        $ 89.50            $ 98,450.00
         Maintenance

0003     Claris FileMaker                 2,600        EA        $ 51.25            $133,250.00
         License Maintenance

0004     Claris FileMaker Pro                10        EA        $819.00            $  8,190.00
         Server New Licenses

0005     Claris FileMaker Pro                10        EA        $189.00            $  1,890.00
         Server License Maintenance

0006     Reserved

0007     Symantec Norton Utilities          100        EA        $ 62.00            $ 6,200.00
         New Licenses

0008     Symantec Norton Utilities          200        EA        $ 13.40            $ 2,680.00
         License Maintenance

0009     Microsoft Window NT ADv            150        EA        $114.50            $17,175.00
         Server License Maintenance

N00140-98-D-2139                                                         PAGE 3

                                                         Unit        Total
CLIN    Description                     Qty     Unit     Price       Price
----    -----------                     ---     ----    -------   -----------
0010    Microsoft NT File and Print     150      EA     $ 20.50   $  3,075.00
        Services for Netware
        License Maintenance

0011    Quota Advisor New Licenses      150      EA     $552.29   $ 82,843.50

0011AA  Quota Advisor License           150      EA       NSP         NSP
        Maintenance

0012    Cheyenne ArcServe 6 for         150      EA     $ 73.26   $ 10,989.00
        NT License Maintenance

0013    Cheyenne Database Agent          29      EA     $104.88   $  3,041.52
        For Exchange License
        Maintenance

0014    Cheyenne Backup Agent for        31      EA     $104.88   $  3,251.28
        SQL License Maintenance

0015    Cheyenne Database Agent for     150      EA     $359.00   $ 53,850.00
        Open File New Licenses

0016    Cheyenne Backup for Open        150      EA     $ 72.00   $ 10,800.00
        File License Maintenance

0017    Microsoft BackOffice Server      36      EA     $282.50   $ 10,170.00
        License Maintenance

0018    MapInfo New Licenses            300      EA     $680.00   $204,000.00

0019    MapInfo License Maintenance     600      EA     $359.00   $215,400.00

0020    Quarterdeck Procomm Plus        400      EA     $ 82.00   $ 32,800.00
        New Licenses

0021    Quarterdeck Procomm Plus        700      EA     $ 19.75   $ 13,825.00
        License Maintenance

0022    Jetform Perform/FormFlow        375      EA     $ 40.72   $ 15,270.00
        License Upgrade

0023    Jetform Perform/FormFlow      4,375      EA     $ 10.50   $ 45,937.50
        License Maintenance

0024    WinZip New Licenses             400      EA     $  5.86   $  2,344.00

0024AA  Winzip License Maintenance      400      EA     $  NSP    $    NSP

* Not Separately Priced

N00140-98-D-2139                                                         PAGE 4

SECTION B SCHEDULE OF SUPPLIES/SERVICES AND PRICES

LOT II (OPTION YEAR I)

                                                            Unit            Total
CLIN    Description                     Qty     Unit        Price           Price
----    -----------                     ---     ----    -------------   -------------
0025    Microsoft Office Maintenance     1      Lot     $1,185,000.00   $1,185,000.00

0025AA  Microsoft Office Standard       1,500    EA          NSP              NSP
        License Maintenance

0025AB  Microsoft Office Professional   5,000    EA          NSP              NSP
        License Maintenance

0025AC  Microsoft Windows 32-bit OS     5,000    EA          NSP              NSP
        License Maintenance

0025AD  Microsoft BackOffice Client     6,500    EA          NSP              NSP
        License Maintenance

0026    Microsoft Project License       1,500    EA     $       89.50   $  134,250.00
        Maintenance

0027    Claris Filemaker License        3,200    EA     $       51.25   $  164,000.00
        Maintenance

0028    Claris FileMaker Pro               10    EA     $      189.00   $    1,890.00
        Server License Maintenance

0029    Reserved

0030    Symantec Norton Utilities         200    EA     $       13.40   $    2,680.00
        License Maintenance

0031    Microsoft Windows NT Adv          150    EA     $      114.50   $   17,175.00
        Server License Maintenance

N00140-98-D-2139                                                         PAGE 5

                                                         Unit        Total
CLIN    Description                     Qty     Unit     Price       Price
----    -----------                     ---     ----    -------   -----------
0032    Microsoft NT File and Print     150      EA     $ 20.50   $  3,075.00
        Services for Netware
        License Maintenance

0033    Quota Advisor License           150      EA     $ 59.29   $  8,893.50
        Maintenance

0034    Cheyenne ArcServe 6 for         150      EA       N/A         N/A
        NT License Maintenance

0035    Cheyenne Database Agent          29      EA       N/A         N/A
        For Exchange License
        Maintenance

0036    Cheyenne Database Agent          31      EA       N/A         N/A
        For SQL License Maintenance

0037    Cheyenne Backup for Open        150      EA       N/A         N/A
        License File Maintenance

0038    Microsoft BackOffice Server      36      EA     $282.50   $ 10,170.00
        License Maintenance

0039    MapInfo License Maintenance     600      EA     $371.00   $222,600.00

0040    Quarterdeck Procomm Plus        700      EA     $ 24.23   $ 16,961.00
        License Maintenance

0041    Jetform Perform/FormFlow      1,125      EA     $ 62.12   $ 69,885.00
        License Upgrade

0042    Jetform Perform/FormFlow      5,500      EA     $ 10.47   $ 57,585.00
        License Maintenance

0043    WinZip License Maintenance      400      EA        NSP         NSP

N00140-98-D-2139                                                          PAGE 6

SECTION B SCHEDULE OF SUPPLIES/SERVICES AND PRICES

LOT III (OPTION YEAR II)

                                                                  Unit            Total
CLIN      Description                       Qty      Unit         Price           Price
----      -----------                       ---      ----         -----           -----
0044      Microsoft Office Maintenance         1     Lot      $1,534,000.00    $1,534,000.00

0044AA    Microsoft Office Standard          200      EA           NSP              NSP
          License Maintenance

0044AA    Microsoft Office Professional    6,300      EA           NSP              NSP
          License Maintenance

0044AB    Microsoft Windows 32-bit OS      6,300      EA           NSP              NSP
          License Maintenance

0044AC    Microsoft BackOffice Client      6,500      EA           NSP              NSP
          License Maintenance

0045      Microsoft Project License        1,500      EA      $      89.50     $  134,250.00
          Maintenance

0046      Claris FileMaker License         3,200      EA      $      67.38     $  215,616.00
          Maintenance

0047      Claris FileMaker Pro                10      EA      $     245.29     $    2,452.90
          Server License Maintenance

0048      Reserved

0049      Symantec Norton Utilities          200      EA      $      13.40     $    2,680.00
          License Maintenance

0050      Microsoft Windows NT Adv           150      EA      $     114.50     $   17,175.00
          Server License Maintenance

N00140-98-D-2139                                                          PAGE 7

                                                               Unit           Total
CLIN      Description                       Qty      Unit      Price          Price
----      -----------                       ---      ----      -----          -----
0051      Microsoft NT File and Print        150     EA       $ 20.50      $  3,075.00
          Services for Netware
          License Maintenance

0052      Quota Advisor License              150     EA       $ 59.29      $  8,893.50
          Maintenance

0053      Cheyenne ArcServe 6 for            150     EA         N/A             N/A
          NT License Maintenance

0054      Cheyenne Database Agent             29     EA         N/A             N/A
          For Exchange License
          Maintenance

0055      Cheyenne Backup Agent for           31     EA         N/A             N/A
          SQL License Maintenance

0056      Cheyenne Backup for Open           150     EA         N/A             N/A
          File License Maintenance

0057      Microsoft BackOffice Server         36     EA       $282.50      $ 10,170.00
          License Maintenance

0058      MapInfo License Maintenance        600     EA       $359.00      $215,400.00

0059      Quarterdeck Procomm Plus           700     EA       $ 24.23      $ 16,961.00
          License Maintenance

0060      Jetform Perform/FormFlow         1,000     EA       $ 62.12      $ 62,120.00
          License Upgrade

0061      Jetform Perform/FormFlow         6,500     EA       $ 10.47      $ 68,055.00
          License Maintenance

0062      WinZip License Maintenance         400     EA       $  2.00      $    800.00

N00140-98-D-2139                                                       PAGE 8

SECTION B SCHEDULE OF SUPPLIES/SERVICES AND PRICES

LOT IV (OPTION III)

                                                                    Unit             Total
CLIN      Description                           Qty      Unit        Price            Price
----      -----------                          -----    -----    -------------    -------------
0063      Microsoft Office Maintenance             1     Lot     $1,534,000.00    $1,534,000.00

0063AA    Microsoft Office Standard              200      EA          NSP              NSP
          License Maintenance

0063AB    Microsoft Office Professional        6,300      EA          NSP              NSP
          License Maintenance

0063AC    Microsoft Windows 32-bits/OS         6,300      EA          NSP              NSP
          License Maintenance

0063AD    Microsoft BackOffice Client          6,500      EA          NSP              NSP
          License Maintenance

0064      Microsoft Project License            1,500      EA      $ 89.50         $134,250.00
          Maintenance

0065      Claris FileMaker License             3,200      EA      $ 67.16         $214,912.00
          Maintenance

0066      Claris FileMaker Pro                    10      EA      $245.29         $  2,452.90
          Server License Maintenance

0067      Reserved

0068      Symantec Norton Utilities              200      EA      $ 13.40         $  2,680.00
          License Maintenance

0069      Microsoft Windows NT Adv               150      EA      $114.50         $ 17,175.00
          Server License Maintenance

0070      Microsoft NT File and Print            150      EA      $ 20.50         $  3,075.00
          Services for Netware
          License Maintenance

0071      Quota Advisor License                  150      EA      $ 59.29         $  8,893.50
          Maintenance

N00140-98-D-2139                                                       Page 9

                                                                     Unit             Total
CLIN      Description                           Qty      Unit        Price            Price
----      -----------                          -----    -----    -------------    -------------
0071      Quota Advisor License                  150      EA       $ 59.29        $ 8,893.50
          Maintenance

0072      Cheyenne ArcServe 6 for                150      EA         N/A              N/A
          NT License Maintenance

0073      Cheyenne Database Agent                 29      EA         N/A              N/A
          For Exchange License
          Maintenance

0074      Cheyenne Backup Agent for               31      EA         N/A              N/A
          SQL License Maintenance

0075      Cheyenne Backup for Open               150      EA         N/A              N/A
          File License Maintenance

0076      Microsoft BackOffice Server             36      EA       $282.50        $ 10,170.00
          License Maintenance

0077      MapInfo License Maintenance            600      EA       $359.00        $215,400.00

0078      Quarterdeck Procomm Plus               700      EA       $ 24.23        $ 16,961.00
          License Maintenance

0079      Jetform Perform/FormFlow             1,000      EA       $ 62.12        $ 62,120.00
          License Upgrade

0080      Jetform Perform/FormFlow             6,500      EA       $ 10.47        $ 68,055.00
          License Maintenance

0081      WinZip License Maintenance             400      EA       $  2.00        $   800.00


N00140-98-D-2139                                                       Page 10


SECTION C DESCRIPTION/SPECIFICATIONS

The software services available under this contract support the National Imagery and Mapping Agency (NIMA).

All software licenses, upgrades, and new versions must be provided via electronic software delivery method using encryption approved by the respective software publishers.

Software maintenance includes "versions upgrades" and "successor or upgrade products" meaning any "major product upgrade" (e.g. version 1.0 to 2.0), "minor product upgrade" (e.g., version 2.0 to 2.1) and "maintenance upgrade" (e.g., version 2.0 to 2.1), and "maintenance upgrade" (e.g., version 2.01 to 2.01a) for such products which have been generally available prior to expiration of the contract. Windows 95 is considered a successor product to Windows 3.1 and Windows 3.11. Successor or upgrade products do not include any existing or future product which are not a direct successor to the products such as extensions, add-on's and accessory products marketed separately from the product.

Whenever the vendor receives new software or a service release, the vendor shall ensure the software is virus-free, then make the software electronically available so that NIMA has access to the software within 12 hours after the vendor has received the software from the software publisher. Electronic access shall be provided only to those individuals designated by the Contracting Officer. The Contractor shall provide a minimum of four master production CD-ROMs per line item ordered every time the software changes or has a service release. CD-ROMs shall be delivered to each of the following sites in the following minimum quantities;

NIMA St. Louis (1 each)
ATTN: Mary Sullivan/MS L-71/SCOD
3200 S. Second Street
St. Louis, MO 66118-3399

NIMA St. Louis (2 each)
ATTN: Dave Addoms/MS L-71/SNSS
3200 S. Second Street
St. Louis, MO 66118-3399

NIMA Bethesda (1 each)
ATTN: Paul Fox/MS D-79/SNSS
4600 Sangamore Road
Bethesda, MD 20816-5003

Except as noted below, the Contractor shall deliver at the end of each period of performance a license confirmation for fully-paid, irrevocable and perpetual upgrade licenses for the latest upgrades provided during that period of performance based upon the quantities that have been ordered.

N00140-98-D-2139                                                        Page 11



CLIN 0001 - The government is entitled to use on all covered desktops and servers all maintenance upgrades as defined in Section C provided during the base year of performance. At the end of the base year, the Contractor shall deliver a license confirmation for fully-paid, irrevocable and perpetual upgrade licenses for 1,950 seats of the latest upgrades provided during the base year of performance. A seat includes Office Professional, Windows 32-bit OS and BackOffice Client Access.

CLINs 0002, 0009, 0010 and 0017 - The Government is entitled to use on all covered desktops and servers all maintenance upgrades as defined in Section C provided during the base year of performance. At the end of the base year, the Contractor shall deliver for 50% of the quantities that have been ordered a license confirmation for fully-paid, irrevocable and perpetual upgrade licenses for the latest upgrades provided during the base year of performance.

CLIN 0025 - The Government is entitled to use on all covered desktops and servers all maintenance upgrades as defined in Section C provided during the base and option year I periods of performance. At the end of option year I, the Contractor shall deliver a license confirmation for fully-paid, irrevocable and perpetual upgrade licenses for 3,900 seats of the latest upgrades provided during the base year and option year I periods of performance. A seat consists of Office Professional, Windows 32-bit OS and BackOffice Client Access.

CLINs 0026, 0031, 0032 and 0038 - The Government is entitled to use on all covered desktops and servers all maintenance upgrades as defined in Section C provided during the base and option year I periods of performance. At the end of option year I, the Contractor shall deliver for 100% of the quantities that have been ordered a license confirmation for fully-paid, irrevocable and perpetual upgrade licenses provided during the base year and option year I periods of performance.

CLIN 0044 & 0063 - The Government is entitled to use on all covered desktops and servers all maintenance upgrades as defined in Section C provided through the Applicable period of performance. At the end of each period of performance, the Contractor shall deliver a license confirmation for fully-paid, irrevocable and perpetual upgrade licenses for 6,500 seats of the latest upgrades that have been provided through that period of performance. A seat consists of Office Professional, Windows 32-bit OS and BackOffice Client Access.

CLINs 0045, 0050, 0051 and 0057 - The Government is entitled to use on all covered desktops and servers all maintenance upgrades as defined in Section C provided during the option year II period of performance. At the end of option year II, the Contractor shall deliver for 50% of the quantities that have been ordered a license confirmation for fully-paid, irrevocable and perpetual upgrade licenses for the latest upgrades provided during the option year II period of performance.

CLINs 0064, 0069, 0070, 0076 - the Government is entitled to use on all covered desktops and servers all maintenance upgrades as defined in Section C provided during the option year II and option year III periods of performance. At the end of option year III, the Contractor shall deliver for 100% of the quantities that have been ordered a license confirmation for fully-paid irrevocable and perpetual upgrade licenses for the latest upgrades provided during the option year II and option year III periods of performance.

N00140-98-D-2139                                                         Page 12

SECTION D PACKAGING AND MARKING

MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)

Marking shall be in accordance with ASTM D-3951-90 "Standard Practice for Commercial Packaging."

PREPARATION FOR DELIVERY (COMMERCIALLY PACKAGED ITEMS)

Preservation, packaging and packing shall be in accordance with ASTM D-3951-90, "Commercial Packaging of Supplies and Equipment."

SECTION E INSPECTION/ACCEPTANCE

The following clause is hereby incorporated into Section E by reference:

52.246-4 Inspection of Services - Fixed Price (AUG 1996)

INSPECTION AND ACCEPTANCE (SERVICES)

Inspection and acceptance of services to be furnished shall be made upon completion of the services by:

Mr. Dan Collins
National Imagery and Mapping Agency
12310 Sunrise Valley Drive
Reston, VA 20191-3449

SECTION F DELIVERIES OR PERFORMANCE

The following clauses are hereby incorporated into section F by reference:

52.242-15 Stop-Work Order (AUG 1989)
52.242-17 Government Delay of Work (APR 1984)
52.247-34 F.O.B. Destination (NOV 1991)

DURATION OF CONTRACT PERIOD

This contract shall become effective on date of award and the ordering and performance periods shall continue in effect during the period ending 12 months after date of contract unless terminated in accordance with other provisions herein. If the option periods are exercise, the ordering and performance periods shall be extended as follows:

Option I (Lot II) 13 through 24 months after date of award

Option II (Lot III) 25 through 36 months after date of award

Option III (Lot IV) 37 through 48 months after date of award

N00140-98-D-2139                                                         Page 13

PLACE OF DELIVERY

See section C.

TRANSPORTATION OF SUPPLIES BY SEA (DFARS 252.247-7023) (NOV 1995)

(a) Definitions. As used in this clause--

   (1) Components means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

   (2) Department of Defense (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

   (3) Foreign flag vessel means any vessel that is not a U.S.-Flag vessel.

   (4) Ocean transportation means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

   (5) Subcontractor means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract. However, effective May 1, 1996, the term does not include a supplier, materialman, distributer, or vendor of commercial items or commercial components.

   (6) Supplies means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

       (i) An item is clearly identifiable for eventual use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

       (ii) Supplies includes (but is not limited to) public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

   (7) U.S.-flag vessel means a vessel of the United States or belonging to the United states, including any vessel registered or having national status under the laws of the United States.

(b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

   (1) U.S.-flag vessels are not available for timely shipment;
   (2) The freight charges are inordinately excessive or unreasonable; or
   (3) Freight charges are higher than charges to private persons for transportation of like goods.


(c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

N00140-98-D-2139                                                         Page 14

     (1)  Type, weight, and cube of cargo;
     (2)  Required shipping date;
     (3)  Special handling and discharge requirements;
     (4)  Loading and discharge points;
     (5)  Name of shipper and consignee;
     (6)  Prime contract number; and
     (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

(d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

     (1)  Prime contract number;
     (2)  Name of vessel;
     (3)  Vessel flag of registry;
     (4)  Date of loading;
     (5)  Port of loading;
     (6)  Port of final discharge;
     (7)  Description of commodity;
     (8)  Gross weight in pounds and cubic feet if available;
     (9)  Total ocean freight in U.S. dollars; and
     (10) Name of the steamship company.

(e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

     (1)  No ocean transportation was used in the performance of this contract;

     (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;
     (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.-flag ocean transportation; or
     (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

--------------------------------------------------------------------------------
     Item      Description                   Contract Line Items      Quantity
--------------------------------------------------------------------------------

Total
$
--------------------------------------------------------------------------------

(f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event

NOO140-98-D-2139                                                        Page 15



there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

(g) The Contract shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the simplified acquisition threshold in Part 13 of the Federal Acquisition Regulation.

N00140-98-D-2139                                                         Page 16

SECTION G CONTRACT ADMINISTRATION DATA

SUBMISSION OF INVOICES - FIXED PRICE (NAPS 5252.232-9000) (JUL 1992)

(a) "Invoice" as used in this clause does not include contractor requests for progress payments.

(b) The contractor shall submit original invoices with copies to the address identified in the- solicitation/-contract award form (SF 26-Block 10; SF 33-Block 23, SF 1447-Block 14), unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order (DD 1155 - Block 13 or SF 26 - Block 10).

(c) The use of copies of the Material Inspection and Receiving Report (MIRR), DD Form 250, as an invoice is encouraged. DFARS Appendix F-306 provides instruction for such use. Copies of the MIRR used as an invoice are in addition to the standard distribution stated in DFARS F-401.

(d) In addition to the requirements of the Prompt Payment clause of this contract, the contractor shall cite on each invoice the contract line item number (CLIN); the contract subline item number (SLIN), if applicable; the accounting classification reference number (ACRN) as identified on the financial accounting data sheets, and the payment terms.

(e) The contractor shall prepare a consolidated invoice covering all shipments delivered under an individual order.

(f) If acceptance is at origin, the contractor shall submit the MIRR or other acceptance verification directly to the designated payment office. If acceptance is at destination, the consignee will forward acceptance verification to the designated payment office.

SUBCONTRACTING PLAN - WAIVED

The contracting officer has determined that there are no subcontracting possibilities and therefore, no Small Business and Small Disadvantaged Business Subcontracting Plan is required.

N00140-98-D-2139                                                        Page 17

SECTION H SPECIAL CONTRACT REQUIREMENTS

MINIMUM AND MAXIMUM QUANTITIES (FISC DET PHILA)

As referred to in paragraph (b) of the "Indefinite Quantities" clause of this contract, the total contract minimum quantity is a total of $1,000,000 worth of orders at the contract unit price(s). The contract maximum quantity is the total value for the quantities specified in the Schedule of Supplies/Services and Prices. To meet the Government's minimum obligation under this contract, the following funds are hereby administratively obligated:

AA 9780100.4802 8A8 85008500ST 650000 582CA 35102B 525700 $1,000,000.00

Funding shall be deobligated from the contract upon issuance of orders equal to or in excess of the contract minimum.

ORDERING (INDEFINITE DELIVERY TIME AND MATERIAL/LABOR HOUR AND COST REIMBURSEMENT CONTRACTS)

(a) Ordering: Supplies or services to be furnished under this contract shall be furnished at such times as ordered by the issuance of Delivery Orders on DD Form 1155 by the FISC Norfolk Detachment Philadelphia. All orders issued hereunder are subject to the terms and conditions of this contract. This contract shall control in the event of conflict with any Order. When mailed, a Delivery Order shall be "issued" for purpose of this contract at the time the Government deposits the order in the mail, or, if transmitted by other means, when physically delivered to the contractor.

(b) Ordering Procedures:
     (1) Delivery Orders issued shall include, but not be limited to the following information:
          (a) date of order
          (b) contract and order number
          (c) appropriation and accounting data
          (d) description of the services to be performed
          (e) description of end item(s) to be delivered
          (f) DD Form 254 (Contract Security Classification Spec), if applicable
          (g) DD Form 1423 (Contract Data Requirements List), if data to be delivered under the order is not listed on the DD Form 1423 included in this contract.
          (h) exact place of pickup and delivery
          (i) the inspecting and accepting codes (as applicable)
          (j) period of time in which the services are to be performed
          (k) for each applicable labor category, estimated number of labor hours required to perform the Order.
          (l) the estimated cost plus fixed fee or ceiling price for the order
          (m) list of Government furnished material and the estimated value thereof, if applicable.

N00140-98-D-2139                                                         Page 18

     Oral orders may be placed hereunder only in emergency circumstances. Information described above shall be furnished to the contractor at the time of placing an oral order and shall be confirmed by issuance of a written Delivery Order on DD Form 1155 within ten (10) working days.

(c) Modifications of Delivery Orders: Delivery Orders may be modified by the Ordering Officer. Modifications to Delivery Orders shall include the information set forth in paragraph b. above, as applicable. Delivery Orders may be modified orally by the Ordering Officers in emergency circumstances. Oral modifications shall be confirmed by issuance of a written modification within two working days from the time of the oral communication modifying the order.

(d) The Cost Plus Fixed FEE or Ceiling Amount: for each Delivery Order will be the ceiling price stated therein and may not be exceeded except when authorized by a modification to the Delivery Order.

N00140-98-D-2139                                                        Page 19

SECTION I   CONTRACT CLAUSES

CLAUSES - ALL CONTRACT TYPES

The following contract clauses are hereby incorporated by reference:

               Clause No.       Title
               ---------        -----
                52.202-1        Definitions (OCT 1995)
                52.203-5        Covenant Against Contingent Fees (APR 1984)
                52.203-7        Anti-Kickback Procedures (JUL 1995)
                52.204-4        Printing/Copying Double-Sided on Recycled Paper
                                (JUN 1996)
                52.223-14       Toxic Chemical Release Reporting (OCT 1996)
                252.225-7031    Secondary Arab Boycott of Israel (JUN 1992)
                252.231-7000    Supplemental Cost Principles (DEC 1991)

                52.203-3        Gratuities (APR 1984)
                52.203-8        Cancellation, Rescission, and Recovery of Funds
                                for Illegal or Improper Activity (JAN 1997)

                52.203-10       Price or Fee Adjustment for Illegal or Improper
                                Activity (JAN 1997)

                52.203-12       Limitation on Payments to Influence Certain
                                Federal Transactions (JUN 1997)

                52.209-6        Protecting the Government's Interest When
                                Subcontracting with Contractors Debarred,
                                Suspended, or Proposed for Debarment (JUL 1995)
                52.215-2        Audit and Records - Negotiation (AUG 1996)
                52.215-8        Order of Precedence-Uniform Contract Format
                                (OCT 1997)
                52.219-8        Utilization of Small, Small Disadvantaged and
                                Women-Owned Small Business Concerns (JUN 1997)
                52.219-9        Small, Small Disadvantaged and Women-Owned Small
                                Business Subcontracting Plan (AUG 1996)

                52.222-3        Convict Labor (AUG 1996)
                52.222-26       Equal Opportunity (APR 1984)
                52.222-35       Affirmative Action for Disabled Veterans and
                                Veterans of the Vietnam Era (APR 1998)
                52.222-36       Affirmative Action for Workers with
                                Disabilities (JUN 1998)
                52.222-37       Employment Reports on Disabled Veterans and
                                Veterans of the Vietnam Era (JAN 1998)
                52.223-2        Clean Air and Water (APR 1984)
                52.223-6        Drug-Free Workplace (JAN 1997)
                52.226-1        Utilization of Indian Organizations and
                                Indian-Owned Economic Enterprises (SEP 1996)
                52.232-17       Interest (JUN 1996)
                52.232-23       Assignment of Claims (JAN 1986)
                52.232-25       Prompt Payment (JUN 1997)
                                (a)(5)(i)30th DAY
                                (B)(1)30TH DAY
                52.232-33       Mandatory Information for Electronic Funds
                                Transfer Payment (AUG 1996)
                52.233-1        Disputes (OCT 1995)
                52.242-13       Bankruptcy (JUL 1995)
                52.248-1        Value Engineering (MAR 1989)
                252.203-7002    Display of DoD Hotline Poster (DEC 1991)

N00140-98-D-2139                                                        Page 20

252.204-7003   Control of Government Personnel Work Product (APR 1992)
252.205-7000   Provision of Information to Cooperative Agreement Holders
               (DEC 1991)
252.219-7004   Small, Small Disadvantaged and Women-Owned Small Business
               Subcontracting Plan (DoD Contracts) (APR 1996)
252.219-7005   Incentive for Subcontracting with Small Businesses, Small
               Disadvantaged Businesses, Historically Black Colleges and
               Universities, and Minority Institutions (NOV 1995)
               (a) 0 percent
252.227-7015   Technical Data - Commercial Items (NOV 1995)
252.227-7019   Validation of Asserted Restrictions - Computer Software
               (JUN 1995)
252.244-7000   Subcontracts for Commercial Items and Commercial Components
               (DOD Contracts) (FEB 1997)

CLAUSES - FIXED-PRICE SERVICE

The following contract clauses are hereby incorporated by reference:

  Clause No           Title
52.203-6       Restrictions on Subcontractor Sales to the Government (JUL 1995)
52.232-1       Payments (APR 1984)
52.233-3       Protest after Award (AUG 1996)
252.201-7000   Contracting Officer's Representative (DEC 1991)
52.219-9       Small, Small Disadvantaged and Women-Owned Small Business
               Subcontracting Plan (AUG 1996)
52.229-4       Federal, State, and Local Taxes (Noncompetitive Contract)
               (JAN 1991)
52.232-8       Discounts for Prompt Payment (MAY 1997)
52.232-11      Extras (APR 1984)
52.244-1       Subcontracts (Fixed-Price Contracts) (OCT 1997)
52.244-5       Competition in Subcontracting (DEC 1996)
52.246-25      Limitation of Liability-Services (FEB 1997)
52.249-2       Termination for Convenience of the Government (Fixed-Price)
               (SEP 1996)
52.249-8       Default (Fixed-Price Supply and Service) (APR 1984)

CLAUSES AND PROVISIONS - INDEFINITE DELIVERY

  Clause No           Title
52.216-18      Ordering (OCT 1995)
               (a) issued from date of award through twelve months
52.216-19      Order Limitations (OCT 1995)
               (a) less than $1,000.00
               (b)(1) in excess of $2,000,000.00
               (b)(2) in excess of $2,000,000.00
               (b)(3) within 30 days
               (d) within 10 days

N00140-98-D-2139                                                       PAGE 21

        Clause No.        Title
        52.216-22       Indefinite Quantity (OCT 1995)
                        (d) twelve months after date of contract

CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2) (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

http://www-far.npr.gov

OPTION TO EXTEND THE TERM OF THE CONTRACT (FAR 52.217.9) (MAR 1989)

(a) The Government may extend the term of this contract by written notice to the Contractor within 30 days of contract expiration; provided, that the Government shall give the Contractor a preliminary written notice of its intent to extend at least 60 days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option provision.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 48 months.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    1. CONTRACT ID CODE                              PAGE OF PAGES
     AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                           O                                    1       1
-----------------------------------------------------------------------------------------------------------------------------------
AMENDMENT/MODIFICATION NO.       3. EFFECTIVE DATE        4. REQUISITION/PURCHASE REQ. NO.         5. PROJECT NO. (If applicable)
     A00001                         98  OCT 19
-----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                  CODE   S0507A               7. ADMINISTERED BY (If other than Item 6)            CODE
                                   --------------                                                                   --------------
   DCMC SAN FRANCISCO
   1265 BORREGAS AVENUE
   SUNNYVALE, CA 94089-1308
   DCMON-GFOX/C. GORTON, 408-541-7015)
-----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)     [X] 9A. AMENDMENT OF SOLICITATION NO.
                                                                                ---
   BEYOND.COM                                                                       -----------------------------------------------
   1195 WEST FREMONT AVENUE                                                         9B. DATED (SEE ITEM 11)
   SUNNYVALE, CA 94087
                                                                                 --------------------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/ORDER
                                                                                 XX      NO.
                                                                                         N0010498D2139
                                                                                    -----------------------------------------------
--------------------------------------------------------------------------------    10B. DATED (SEE ITEM 13)
CODE     04AE6                          FACILITY CODE                                    98 SEP 11
-----------------------------------------------------------------------------------------------------------------------------------
                                     11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
-----------------------------------------------------------------------------------------------------------------------------------
[ ] The above numbered solicitation is amended as set forth in Item 14.4 The hour and date specified for receipt of Offers [  ] is extended, [  ] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
-----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
                           NO CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
-----------------------------------------------------------------------------------------------------------------------------------
[X]   A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
----     ORDER NO. IN ITEM 10A.

-----------------------------------------------------------------------------------------------------------------------------------
 X    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying offices, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

-----------------------------------------------------------------------------------------------------------------------------------
     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

-----------------------------------------------------------------------------------------------------------------------------------
     D. OTHER (Specify type of modification and authority)

-----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return _____ copies to the issuing office.
-----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
    THE PURPOSE OF THIS MODIFICATION IS TO:

    (a) CORRECT BLOCK 24 ADMINISTERED BY TO READ "DCMC SAN FRANCISCO" IN LIEU OF DCMAO SAN FRANCISCO.

    (b) CORRECT THE PAYMENT OFFICE IN BLOCK 25 TO READ: MQ0339
                                                       DFAS-COLUMBUS CENTER
                                                       WEST ENTITLEMENT OPERATIONS
                                                       P.O. BOX 182381
                                                       COLUMBUS, OH 43218-2381

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
-----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)               16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                 B.K. HESS
                                                                 Administrative Contracting Officer
-----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED    16B. UNITED STATES OF AMERICA                         16C. DATE SIGNED

BY                                                          BY /s/ B.K. HESS
   ----------------------------------------                    ----------------------------------------
   (Signature of person authorized to sign)                    (Signature of Contracting Officer)                      98 OCT 19
-----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152.8070                           Created using ProForm software.                        STANDARD FORM 30 (REV. 10-85)
PREVIOUS EDITION UNUSABLE                                                                             Prescribed by GSA
                                                                                                      FAR (48 CFR) 53.243



------------------------------------------------------------------------------------------------------------------------------------
                         ORDER FOR SUPPLIES OR SERVICES                          Form Approval                          PAGE 1 OF 4
                                                                                 OMB No. 0706-0187
                (Contractor must submit four copies of invoice)                  Expires Jun 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
Public reporting burden for this collection of information is estimated to average 1 hour per requirement, including the time for reviewing instructions, searching existing sole sources, gathering and maintaining the ???? ??????, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information including suggestions for reducing this burden to Department of Defense, Washington Headquarters Services, Directorate for
Information Operations and Reports, 1216 Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302 and to the Office of
Management and Budget, Paperwork Reduction Project (0704-0187), Washington, DC 20503.
                                    PLEASE DO NOT RETURN YOUR FORM TO EITHER OF THESE ADDRESSES.
                              SEND YOUR COMPLETED FORM TO THE PROCUREMENT OFFICIAL IDENTIFIED ITEM 6.
------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT/PURCH ORDER NO     2. DELIVERY ORDER NO     3. DATE OF ORDER     4. REQUISITION PURCH REQUEST NO      5. PRIORITY
                                                           (YYMMDD)
   N00140-98-D-2139                       0001             11 SEP 98                   MIPRST98893D16                NONE CITED
---------------------------------------------------------------------------------------------------------------
6. ISSUED BY                   CODE   N00140            7. ADMINISTERED BY (If other than Item 6)     CODE   S0507A
                                     --------                                                               ------------------------
   FISC NORFOLK DETACHMENT PHILADELPHIA                    DCMAO SAN FRANCISCO                               8. DELIVERY FOR
   700 ROBBINS AVENUE, BLDG. 2B                            1265 BORREGAS AVENUE                              [X] DEST
   PHILADELPHIA, PA 19111-5083                             SUNNYVALE, CA 94089                               [ ] OTHER

   GUY GOSS, CODE 02P2A, (215) 697-9662                                                                      (See Schedule if other)
------------------------------------------------------------------------------------------------------------------------------------
9. CONTRACTOR          CODE  04AE6                      FACILITY CODE           10. DELIVER TO FOB POINT BY (Date)  11. MARK IF
                            -------                                   ------        (YYMMDD)                            BUSINESS IS
                 BEYOND.COM                                                               SEE SCHEDULE              [ ] SMALL
   NAME AND      1195 WEST FREMONT AVENUE                                       ----------------------------------  [ ] SMALL DISAD-
   ADDRESS       SUNNYVALE, CA 94087                                            12. DISCOUNT TERMS                      ADVANTAGED
                                                                                          NET 30 DAYS               [ ] WOMEN-OWNED
                                                                                ----------------------------------------------------
                                                                                13. MAIL INVOICES TO
                                                                                                   SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
14. SHIP TO            CODE                             15. PAYMENT WILL BE MADE BY     CODE
                            ------                                                           ------                    MARK ALL
                                                                                                                     PACKAGES AND
    SEE SECTION C OF THE CONTRACT                                                                                    PAPERS WITH
                                                                                                                     CONTRACT OR
                                                                                                                     ORDER NUMBER
------------------------------------------------------------------------------------------------------------------------------------
16      DELIVERY  X   This delivery order is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
 TYPE   ----------------------------------------------------------------------------------------------------------------------------
  OF    PURCHASE      Reference your _______ furnish the following on items specified herein.
 ORDER              ---------------------------------------------------------------------------------------------------------------
--------------------  ACCEPTANCE: THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY
                      PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO
                      PERFORM THE SAME.

        BEYOND.COM               /s/ KENDALL M. FARGO          Kendall M. Fargo, V.P. of Sales            980911
    ------------------           --------------------          -------------------------------          -----------
    NAME OF CONTRACTOR                SIGNATURE                     TYPED NAME AND TITLE                DATE SIGNED
                                                                                                          (YYMMDD)
[ ] If this box is marked, supplier must sign Acceptance and return the following number of copies:
------------------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTING AND APPROPRIATION DATA/LOCAL USE
SEE SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
18.           19.                                    20. QUANTITY        21. UNIT       22.                    23.
   ITEM NO        SCHEDULE OF SUPPLIES/SERVICES          ORDERED/                            UNIT PRICE             AMOUNT
                                                         ACCEPTED*
------------------------------------------------------------------------------------------------------------------------------------
              SEE PAGE 2





------------------------------------------------------------------------------------------------------------------------------------
* If quantity accepted by           24. UNITED STATES OF AMERICA                        25. TOTAL                $1,773,681.80
the Government is same as                                                               --------------------------------------------
quantity ordered, initial               /s/ J. J. SWIZEWSKI                             29.
by *. If different, enter           BY: J. J. SWIZEWSKI  CONTRACTING/ORDERING OFFICER       DIFFERENCES          -------------------
actual quantity accepted
before quantity ordered and
initial.
------------------------------------------------------------------------------------------------------------------------------------
26. QUANTITY IN COLUMN 20 HAS BEEN                                27. SHIP NO   28. DO VOUCHER NO    30.          _________________
                                                                      _______                            INITIALS
[ ] INSPECTED  [ ] RECEIVED  [ ] ACCEPTED, AND CONFORMS TO THE    [ ] PARTIAL   ----------------------------------------------------
                                 CONTRACT EXCEPT AS NOTED         [ ] FINAL     32. PAID BY          33. AMOUNT VERIFIED CORRECT FOR

-------------  -------------------------------------------------  -------------                      -------------------------------
    DATE              SIGNATURE OF AUTHORIZED GOVERNMENT          31. PAYMENT                        34. CHECK NUMBER
                                 REPRESENTATIVE
----------------------------------------------------------------  [ ] COMPLETE                       -------------------------------
36. I certify this Account is correct and proper for payment.     [ ] PARTIAL                        35. BILL OF LADING NO
                                                                  [ ] FINAL
-------------  -------------------------------------------------
    DATE              SIGNATURE OF CERTIFYING OFFICER
------------------------------------------------------------------------------------------------------------------------------------
37. RECEIVED AT  38. RECEIVED BY (Print)  39. DATE RECEIVED  40. TOTAL CONTAINERS  41. A/P ACCOUNT NUMBER   42. A/P VOUCHER NO

------------------------------------------------------------------------------------------------------------------------------------
DD Form 1166, JUN 94                                PREVIOUS EDITION MAY BE USED
